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                                                                    Exhibit 10.2

                    AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT
                        AND REGISTRATION RIGHTS AGREEMENT

          AMENDMENT NO. 1 dated July 8, 1996 to STOCKHOLDERS AGREEMENT and REGISTRATION RIGHTS AGREEMENT by and among AmComp Incorporated, a Delaware corporation (the "Company"), Florida Administrators, Inc., a Florida corporation ("FAI"), and the several parties named on the signature pages hereof under the heading "Stockholders" (collectively, the "Stockholders").

                               W I T N E S S E T H

          WHEREAS, the Company, FAI and the Stockholders have entered into (i) a certain Stockholders Agreement dated as of January 26, 1996 and (ii) a certain Registration Rights Agreement dated January 26, 1996 (the "Registration Rights Agreement"); and

          WHEREAS, the parties to each of the Stockholders Agreement and Registration Rights Agreement desire to amend and clarify such Agreements.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereto agree as follows:

          Section 1. CAPITALIZED TERMS. All capitalized terms used herein and not defined shall have the meanings accorded them in the Stockholders Agreement.

          Section 2. TRANSFEREES OF COMMON STOCK. No sale, transfer or other disposition of shares of Common Stock pursuant to Section 4 of the Stockholders Agreement shall be valid unless any such transferee thereof is joined as a party to the Stockholders Agreement and the Registration Rights Agreement by executing and delivering a Consent and Agreement substantially in the form of Exhibit A-1 hereto or A-2 hereto, whichever is applicable.

          Section 3. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this

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Amendment as of the day and year first above written.

                              AMCOMP INCORPORATED


                              By:  /s/Sam A. Stephens, Pres.
                                   ---------------------------------------------
                                   Name:
                                   Title:

                              FLORIDA ADMINISTRATIONS, INC.


                              By:  /s/Sam A. Stephens, Pres.
                                   ---------------------------------------------
                                   Name:
                                   Title:

                              THE STOCKHOLDERS


                              /s/Sam A. Stephens
                              --------------------------------------------------
                              Sam A. Stephens


                              /s/Dale E. Hanson
                              --------------------------------------------------
                              Dale E. Hanson


                              /s/Alan N. Duggan
                              --------------------------------------------------
                              Alan N. Duggan

                              WELSH CARSON, ANDERSON & STOWE
                                   VII, L.P.

                              By:  WCAS VII Partners, L.P.,
                                        General Partner


                              By:  /s/Laura Vanburen
                                   ---------------------------------------------
                                   Name:
                                   Title:

                              WCAS HEALTHCARE PARTNERS, L.P.

                              By:  WCAS HP Partners,
                                        General Partner

                              By:  /s/Patrick J. Welsh
                                   ---------------------------------------------
                                   Name:
                                   Title:

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                              SPROUT GROWTH II, L.P.

                              By:  DLJ Capital Corporation

                              Its: Managing General Partner

                              By:  /s/Richard E. Kroon
                                   ---------------------------------------------
                                   Name:  Richard E. Kroon
                                   Title: President

                              SPROUT CAPITAL VII, L.P.

                              By:  DLJ Capital Corporation

                              Its: Managing General Partner


                              By:  /s/Richard E. Kroon
                                   ---------------------------------------------
                                   Name:  Richard E. Kroon
                                   Title: President

                              DLJ CAPITAL CORPORATION


                              By:  /s/Richard E. Kroon
                                   ---------------------------------------------
                                   Name:  Richard E. Kroon
                                   Title: President


                              /s/Patrick J. Welsh
                              --------------------------------------------------
                              Patrick J. Welsh


                              /s/Russel L. Carson
                              --------------------------------------------------
                              Russel L. Carson


                              /s/Bruce K. Anderson
                              --------------------------------------------------
                              Bruce K. Anderson


                              /s/Richard H. Stowe
                              --------------------------------------------------
                              Richard H. Stowe


                              /s/Andrew M. Paul
                              --------------------------------------------------
                              Andrew M. Paul


                              /s/Thomas E. Mcinerney
                              --------------------------------------------------
                              Thomas E. McInerney

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                              /s/Laura Vanburen
                              --------------------------------------------------
                              Laura VanBuren


                              /s/James B. Hoover
                              --------------------------------------------------
                              James B. Hoover


                              /s/Robert A. Minicucci
                              --------------------------------------------------
                              Robert A. Minicucci


                              /s/Anthony J. De Nicola
                              --------------------------------------------------
                              Anthony J. de Nicola


                              DAVID F.  BELLET -  TRUSTEE  F/B/O  DAVID
                              F. BELLET PROFIT SHARING PLAN, DLJSC
                              CUSTODIAN


                              By:  /s/David F. Bellet
                                   ---------------------------------------------
                                   Name:  David F. Bellet
                                   Title: Trustee

                              HORIZON INVESTMENTS ASSOCIATES, I


                              By:  /s/Rocco A. Ortenzio
                                   ---------------------------------------------
                                   Name:  Rocco A. Ortenzio
                                   Title: General Partner

                              SPROUT CEO FUND, L.P.

                              By:  DJL Capital Corporation

                              Its: General Partner


                              By:  /s/Richard E. Kroon
                                   ---------------------------------------------
                                   Name:  Richard E. Kroon
                                   Title: President

                                   /s/John K. Carlyle
                                   ---------------------------------------------
                                   John K. Carlyle


                                   /s/Daniel J. Thomas
                                   ---------------------------------------------
                                   Daniel J. Thomas

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                                   /s/Richard D. Rehm, M.D.
                                   ---------------------------------------------
                                   Richard D. Rehm, M.D.


                                   /s/James M. Greenwood
                                   ---------------------------------------------
                                   James M. Greenwood


                                   /s/Fred R. Lowe
                                   ---------------------------------------------
                                   Fred R. Lowe

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                                                                     EXHIBIT A-1

                              CONSENT AND AGREEMENT
                                 (Founder Group)

          WHEREAS, AmComp Incorporated, a Delaware corporation (the "Company"), Florida Administrators, Inc., a Florida corporation ("FAI"), and the several parties named on the signature pages thereof under the heading "Purchasers" and the several parties named on the signature pages thereof under the heading "Founders" are parties to (i) a certain Stockholders Agreement dated as of January 26, 1996 (the "Stockholders Agreement") and (ii) a certain Registration Rights Agreement dated January 26, 1996 (the "Registration Rights Agreement").

          WHEREAS, _________________ has agreed to transfer _______ shares of Common Stock, $.01 par value per share, of the Company (the "Shares") to the undersigned.

          NOW, THEREFORE, the undersigned hereby consents and agrees as follows:

          4. The undersigned is joined as a party to the Stockholders Agreement as a Founder, except that the undersigned shall not be deemed to be a Founder under the Stockholders Agreement for purposes of (i) consenting to the designation of the Purchaser Designee pursuant to Section 1(a)(ii)(z) of the Stockholders Agreement or (ii) designating the Founder Designee pursuant to
Section 1(a)(ii)(B). The undersigned shall not be entitled in its capacity as a Stockholder to reasonable out-of-pocket expenses incurred by it in attending meetings as provided in the last sentence of Section 1(a) of the Stockholders Agreement. The provisions of Section 7(b) of the Stockholders Agreement shall be inapplicable to the undersigned. All capitalized terms used in this Section 1 and not defined herein shall have the meanings accorded them in the Stockholders Agreement.

          5. The undersigned is joined as a party to the Registration Rights Agreement as a Founder and the Shares shall be deemed Founders Stock, except that the undersigned shall not be entitled to request that the Company effect a registration on Form S-3 as provided in Section 5 of the Registration Rights Agreement. Notwithstanding the foregoing, if any other holder of Founders Stock or any holder of Restricted Stock shall make such a request of the Company, the undersigned shall be entitled to join in such request as contemplated by such
Section 5. All capitalized terms used in this Section 2 and not defined herein shall have the meaning accorded them in the Registration Rights Agreement.
          6. The undersigned acknowledges that the certificates for the Shares shall bear a legend substantially as follows:

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          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS
          AND CONDITIONS OF A STOCKHOLDERS AGREEMENT, DATED AS OF JANUARY 26, 1996 AMONG AMCOMP INCORPORATED (THE "COMPANY") AND CERTAIN HOLDERS OF SHARES OF THE OUTSTANDING CAPITAL STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE COMPANY."

          7. No sale, disposition or transfer of the Shares shall be made unless the transferee of such Shares shall agree to join the Stockholder Agreement and the Registration Rights Agreement by means of a Consent and Agreement substantially in the form hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Consent and Agreement on ___________________.


                              --------------------------------------
                              Name:


                              Address:

                              --------------------------------------


                              --------------------------------------

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                                                                     EXHIBIT A-2

                              CONSENT AND AGREEMENT
                                (Purchaser Group)

          WHEREAS, AmComp Incorporated, a Delaware corporation (the "Company"), Florida Administrators, Inc., a Florida corporation ("FAI"), and the several parties named on the signature pages thereof under the heading "Purchasers" and the several parties named on the signature pages thereof under the heading "Founders" are parties to (i) a certain Stockholders Agreement dated as of January 26, 1996 (the "Stockholders Agreement") and (ii) a certain Registration Rights Agreement dated January 26, 1996 (the "Registration Rights Agreement").

          WHEREAS, _________________ has agreed to transfer _______ shares of Common Stock, $.01 par value per share, of the Company (the "Shares") to the undersigned.

          NOW, THEREFORE, the undersigned hereby consents and agrees as follows:

          8. The undersigned is joined as a party to the Stockholders Agreement as a Purchaser, except that the undersigned shall not be deemed to be a Purchaser under the Stockholders Agreement for purposes of (i) consenting to the designation of the Founders Designee pursuant to Section 1(a)(i)(B) of the Stockholders Agreement or (ii) designating the Purchaser Designee pursuant to
Section 1(a)(ii)(z). The undersigned shall not be entitled in its capacity as a Stockholder to reasonable out-of-pocket expenses incurred by it in attending meetings as provided in the last sentence of Section 1(a) of the Stockholders Agreement. The provisions of Section 7(b) of the Stockholders Agreement shall be inapplicable to the undersigned. All capitalized terms used in this Section 1 and not defined herein shall have the meanings accorded them in the Stockholders Agreement.

          9. The undersigned is joined as a party to the Registration Rights Agreement as a Purchaser and the Shares shall be deemed Restricted Stock, except that the undersigned shall not be entitled to request that the Company effect a registration on Form S-3 as provided in Section 5 of the Registration Rights Agreement. Notwithstanding the foregoing, if any other holder of Restricted Stock or any holder of Founders Stock shall make such a request of the Company, the undersigned shall be entitled to join in such request as contemplated by such Section 5. All capitalized terms used in this Section 2 and not defined herein shall have the meaning accorded them in the Registration Rights Agreement.
          10. The undersigned acknowledges that the certificates for the Shares shall bear a legend substantially as follows:

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          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS
          AND CONDITIONS OF A STOCKHOLDERS AGREEMENT, DATED AS OF JANUARY 26, 1996 AMONG AMCOMP INCORPORATED (THE "COMPANY") AND CERTAIN HOLDERS OF SHARES OF THE OUTSTANDING CAPITAL STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE COMPANY."

          11. No sale, disposition or transfer of the Shares shall be made unless the transferee of such Shares shall agree to join the Stockholder Agreement and the Registration Rights Agreement by means of a Consent and Agreement substantially in the form hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Consent and Agreement on ___________________.


                              --------------------------------------
                              Name:


                              Address:

                              --------------------------------------


                              --------------------------------------